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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):              January 30, 2004
                                                              ----------------

 Global Wireless Satellite Networks (USA), Inc.
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 (Exact Name of Registrant as Specified in Charter)

       Delaware                                                  13-4105842
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

 PO BOX 2524 STN TERMINAL, Vancouver, B.C. Canada                V6B 3W8
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 (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:             (604) 669-6261
                                                                ---------------


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(Former name or former address, if changed since last report)



                                Table of Contents

                                                            Page

Item 2. Acquisition or Disposition of Assets..................1

Item 7. Financial Statements and Exhibits.....................2

Signatures....................................................3


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On January 30, 2003, Global Wireless Satellite Networks (USA), Inc. (the "Company") agreed to acquire all the issued and outstanding common shares of Global Wireless Satellite Networks Inc. (http://www.gwsn.com/), a corporation duly incorporated under the laws of Canada. These common shares represent the total capital stock of Global Wireless Satellite Networks Inc.

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Based on negotiations between the principal shareholders, on a one-for-one basis the Company agreed to issue eleven million four hundred thousand (11,400,000) shares of the unissued common stock of the Company bearing the restrictive legend to the following shareholders of Global Wireless Satellite Networks Inc. and in the respective denominations:

         Alpestrine Investments Inc.                                   1,000,000
         Upper Canada Holdings Ltd                                     5,050,000
         Elijah Harper                                                 250,000
         John Bernard                                                  100,000
         Hermann Orth                                                  50,000
         Scott Kostiuk                                                 600,000
         John Kostiuk                                                  600,000
         Dylan Bokvist                                                 50,000
         Clifford.M. Pollon                                            100,000
         Jeffrey P. Scouten                                            50,000
         Mile International Holdings                                   600,000
         Ambergris Investments Inc.                                    2,950,000

Dennis. W. Mee, the Company's President and a director, is the beneficial owner of Alpestrine Investments Inc. Scott Kostiuk is the Secretary and Treasurer and a director of the Company.

The 11,400,000 common shares issued pursuant to the Share Exchange Agreement represent 95.4% of the issued and outstanding common shares of the Company.

The Company's Board of Directors remains: Joel Bloomer, Chairman of the Board, Scott Kostiuk, Dennis W. Mee and Ken Thorpe.

Global Wireless Satellite Networks Inc. is a satellite telecommunication company providing telecommunication services initially to isolated communities in the far northern regions of Canada. The Company intends to carry on the business and undertaking previously carried on by Global Wireless Satellite Networks Inc.

The Company plans to provide high speed, two way, digital telecommunications, including Internet service and Voice over Internet Protocol (VoIP). The Company will focus on underserved Aboriginal and remote forestry and mining communities.

The Company intends to use Global Wireless Satellite Networks Inc.'s successful Churchill, Manitoba pilot project as a business model for other communities and to install ninety-three satellite telecommunication sites in Aboriginal communities and five sites in non-native communities in 2004. There are 1,320,000 Aboriginals in Canada and thousands of isolated communities in northern Canada.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Financial statements of the business acquired are not included in this report and will be filed by amendment, when Global Wireless Satellite Networks, Inc. completes the audit of its financial statements for the year ended December 31, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Global Wireless Satellite Networks (USA), Inc.

                                  By: /s/ Scott Kostiuk
                                      -------------------------------------
                                      Scott Kostiuk
                                      Secretary and Treasurer

Dated: February 6, 2004.